Exhibit 4.4
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.
Confidential portions of this Exhibit are designated by [*****].
Agreement No. ADT:03458/20

9TH AMENDMENT TO THE EQUIPMENT SUPPLY AGREEMENT Entered into on June 26, 2014.
NET+PHONE TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Avenida Caminho do Mar, No. 3.115, Bloco C, Pavimento Superior, Parte A, City of São Bernardo do Campo, State of São Paulo, enrolled with the National Corporate Taxpayers’ Registry of the Ministry of Finance (“CNPJ/MF”) under No. 06.066.832/0001-97, herein represented pursuant to its Bylaws, hereinafter referred to as “CLIENT 1”;
PAGSEGURO INTERNET S.A., corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, Parte A, City of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. 08.561.701/0001-01, herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”, and jointly with CLIENT 1, as “CLIENTS”;
PAX BR COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS DE INFORMÁTICA LTDA. (current corporate name of PAX BR COMÉRCIO E SERVIÇOS LTDA.) limited liability company, headquartered at Rua Santa Mônica, No. 281, Bloco A, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. 11.603.135/0001-68, herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “PAX”; and
TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS LTDA., limited liability corporation, headquartered at Avenida Ministro Mario Andreazza, No. 4.120, City of Manaus, State of Amazonas, Postal Code 69.075-830, enrolled with CNPJ/MF under No. 21.785.364/0001-02, herein represented pursuant to its Articles of Incorporation, hereinafter referred to simply as “TRANSIRE”.
CLIENT 1, CLIENT 2, PAX and TRANSIRE are hereinafter jointly referred to as “Parties”, and individually as “Party”.
WHEREAS:
(i)The Parties hereby execute the Equipment Supply Agreement (“Agreement”) as of June 26, 2014, with subsequent amendments on October 21, 2014, July 3, 2015, October 8, 2015, May 20, 2016, December 9, 2016, February 6, 2017, August 25, 2017, and November 5, 2019;
(ii)The Parties wish to include the company TEC TOY S.A. as a party to the Agreement; and
(iii)The Parties wish to include the business conditions to supply Spare Parts.
The Parties hereby have decided to enter into this 9th Amendment to the Equipment Supply Agreement (“Amendment”), pursuant to the following terms and conditions:
1.    AMENDMENTS
1.1.    The Parties have mutually agreed to include, as from October 1st, 2020, the company TEC TOY S.A. as a contracted party to the Agreement, and the preamble of the Agreement shall be effective with the following wording:
“NET+PHONE TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Avenida Caminho do Mar, No. 3.115, Bloco C, Pavimento Superior, Parte A, City of São Bernardo do Campo, State of São Paulo, enrolled with the National Corporate Taxpayers’ Registry of the Ministry of Finance (“CNPJ/MF”) under No. 06.066.832/0001-97, herein represented pursuant to its Bylaws, hereinafter referred to as “CLIENT 1”;

Agreement No. ADT:03458/20

PAGSEGURO INTERNET S.A., corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, Parte A, City of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. 08.561.701/0001-01, herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”, and jointly with CLIENT 1, as “CLIENTS”;
PAX BR COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS DE INFORMÁTICA LTDA.,limited liability company, headquartered at Rua Santa Mônica, No. 281, Bloco A, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. 11.603.135/0001-68, herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “PAX”;
TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS LTDA., limited liability corporation, headquartered at Avenida Ministro Mario Andreazza, No. 4.120, City of Manaus, State of Amazonas, Postal Code 69.075-830, enrolled with CNPJ/MF under No. 21.785.364/0001-02, herein represented pursuant to its Articles of Incorporation, hereinafter referred to simply as “TRANSIRE;
TEC TOY S.A., corporation, headquartered at Avenida Buriti, 3149, Distrito Industrial I, City of Manaus, State of Amazonas, Postal Code 69075-000, enrolled with CNPJ/MF under No. 22.770.366/0001-82, with branch at Rua Santa Mônica, 281, Bloco D, Parque Industrial San Jose, City of Cotia, State of São Paulo, Postal Code 06715-865, enrolled with CNPJ/MF under No. 22.770.366/0006-97, herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TEC TOY”.
CLIENT 1, CLIENT 2, PAX, TRANSIRE and TEC TOY are hereinafter jointly referred to as “Parties”, and individually as “Party”.
1.2.    TEC TOY is a partner corporation of the economic group of the companies PAX and TRANSIRE, through Electronic Equipment Supply Agreement executed by them, and TEC TOY herein represents to be aware and that it agrees with the conditions set forth in the Agreement, being liable for its rights and obligations established in such Instrument.
1.3.    Due to the above-mentioned inclusion, all references made to the Service Providers in the Agreement, in whichever instance is not specified, it shall be construed as a reference to PAX, TRANSIRE and TEC TOY.
1.4.    Therefore, the Parties wish to include, as from October 1, 2020, the business conditions related to the supply of spare parts, which shall become effective according to the chart below:

MODEL	ITEMS	Price
D150	USB Cable	[*****]
	Back Lid	[*****]
D155	USB Cable	[*****]
	Back Lid	[*****]
D175	USB Cable	[*****]
	Power supply for charger	[*****]
	Back Lid	[*****]
	Battery	[*****]
	Power supply for charger	[*****]

[*****]  Confidential information redacted

Agreement No. ADT:03458/20

D190	USB Cable (Type C) Back Lid	[*****] [*****]
D200	Battery Power supply for charger USB Cable Back Lid	[*****] [*****] [*****] [*****]
Q92	Battery Power supply for charger USB Cable (Type C) Upper rubber foot Lower rubber foot Full and assembled coil lid Back Lid	[*****] [*****] [*****] [*****] [*****] [*****] [*****]
S920	Battery Minicradle Power supply for charger USB Cable Upper rubber foot Lower rubber foot Full and assembled coil lid Back Lid	[*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]
A930	Battery Power supply for charger USB Cable (Type C) Upper rubber foot Lower rubber foot Full and assembled coil lid Back Lid	[*****] [*****] [*****] [*****] [*****] [*****] [*****]
1.4.1.    Pursuant to the provisions in the Agreement and in compliance with what was established in it, it is hereby agreed that the items under guarantee shall be covered by the suppliers (PAX, TRANSIRE and TEC TOY), without any costs to the CLIENTS.
2.    JOINT AND SEVERAL LIABILITY
2.1.    PAX, TRANSIRE and TEC TOY hereby acknowledge and undertake the joint and several liability regarding the terms of the Agreement and its legal obligations. Each of such is aware of the entire content of the Agreement and its amendments.
3.    RATIFICATION
3.1.    The Parties hereby ratify all other terms and conditions of the Agreement, making it clear that the terms and clauses that have not been expressly changed by this Instrument shall remain unchanged and fully effective.

[*****]  Confidential information redacted

Agreement No. ADT:03458/20

In witness whereof, the Parties hereby execute this instrument in the electronic form, and such Parties, together with their Witnesses, acknowledge that electronic, digital, and computerized signatures are valid and fully effective, constituting instrument enforceable out-of-court for all legal purposes, even if it such signatures or certifications are not under ICP-Brazil standards, pursuant to the provisions in paragraphs of Article 10 of the Provisional Presidential Decree No. 2,200/2001 in force in Brazil. Therefore, this Agreement, as well as the Proposals, their exhibits and amendments may be executed through such means.
São Paulo, October 1, 2020.

-DocuSigned by: /s/ Artur Gaulke Schunck	-DocuSigned by: /s/ Artur Gaulke Schunck
-DocuSigned by: /s/ Renato Bertozzo Duarte	-DocuSigned by: /s/ Renato Bertozzo Duarte

NET+PHONE TELECOMUNICAÇÕES LTDA.	PAGSEGURO INTERNET S.A.

-DocuSigned by: /s/ Tiago Cabral	-DocuSigned by: /s/ Paulo Luisada

PAX BR COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS DE INFORMÁTICA LTDA.	TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS LTDA.

-DocuSigned by: /s/ Valdeni Rodrigues de Novaes
-DocuSigned by: /s/ Paulo Fernando Gasparo

TEC TOY S.A.

Witnesses:

1. -DocuSigned by: /s/ Carlos Ficher	2. -DocuSigned by: /s/ Clayton Xavier Ribeiro

Name:	Name:
CPF:	CPF:

Completion Certificate
Envelope ID: CAF037FCCC974B22BF2177108E00B5BA
Status: Completed Subject: DocuSign: PAX - ADT3458-20 - 9TH Amendment to the Equipment Supply Agreements (Propost...
Source Envelope:
Document Pages: 4	Signatures: 10	Envelope Sent by:
Certificate Pages: 9	Initials: 8	Fabiana Algaves
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384
Envelope ID Stamping: Enabled		SP, SP 01452-002
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		[*****] Endereço IP:
[*****]
Record Tracking
Status: Original	Holder: Fabiana Algaves	Location: DocuSign
11/10/2020 09:57:58	[*****]

Signer Events	Signature	Timestamp
Paulo Rodrigo Dantas de Carvalho Dias	-DS	Sent: 11/10/2020 10:11:38
[*****]LAWYER UNIVERSO ONLINE SA	Signature adoption: Signature image loaded	Viewed: 11/10/2020 10:16:35
Security Level: E-mail, Account Authentication (None)	Using IP Address: [*****]	Signed: 11/10/2020 10:19:07
Signature Provider Details:
Signature Type: DS Electronic
Electronic Record and Signature Disclosure:
Not offered via DocuSign	-DS

Aline Marins dos Santos	Signature adoption: Pre-selected Style IP Address: [*****]	Sent: 11/10/2020 10:19:11
[*****]		Viewed: 11/10/2020 10:25:58
Security Level: E-mail, Account Authentication (None)		Signed: 11/10/2020 10:33:48
Signature Provider Details:
Signature Type: DS Electronic
Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 10:25:58
ID: [*****]

Artur Gaulke Schunck
[*****] Chief Financial Officer
Security Level: E-mail, Account Authentication (None)	-DocuSigned by:	Signature adoption: Pre-selected Style IP Address:
Signature Provider Details:		[*****]
Signature Type: DS Electronic
Electronic Record and Signature Disclosure:
Accepted: 09/12/2018 12:32:08
ID: [*****]

Carlos Ficher
[*****]	-DocuSigned by:	Signature adoption: Pre-selected Style IP Address:
Security Level: E-mail, Account Authentication (None)		[*****]
Signature Provider Details:
Signature Type: DS Electronic
Sent: 11/10/2020 10:33:52		Sent: 11/10/2020 10:33:52
Viewed: 11/10/2020 10:58:39		Viewed: 11/10/2020 10:35:41
Signed: 11/10/2020 10:58:43		Signed: 11/10/2020 10:35:54

Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 10:35:41
ID: [*****]

[*****]  Confidential information redacted

Signer Events	Signature	Timestamp
Clayton Xavier Ribeiro		Sent: 11/10/2020 10:33:52
[*****]	-DocuSigned by:	Viewed: 11/10/2020 10:47:37
Security Level: E-mail, Account Authentication (None)		Signed: 11/10/2020 10:48:15
Signature Provider Details:	Signature adoption: Pre-selected Style IP Address: [*****]
Signature Type: DS Electronic
Electronic Record and Signature Disclosure:
Accepted: 08/13/2018 06:54:30
ID: [*****]

Paulo Fernando Gasparo
[*****] HEAD OF CONTROLLERSHIP	- DocuSigned by:	Signature adoption: Pre-selected Style IP Address: [*****]
Security Level: E-mail, Account Authentication (None)
Signature Provider Details:
Signature Type: DS Electronic	- DocuSigned by:
Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 10:48:44
ID: [*****]
Paulo Luisada [*****]		Signature adoption: Pre-selected Style IP Address: [*****]Signed using cellphone
Security Level: E-mail, Account Authentication (None)
Signature Provider Details:
Signature Type: DS Electronic
Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 12:54:08
ID: [*****]
RENATO BERTOZZO DUARTE		Signature adoption: Pre-selected Style IP Address: [*****]
[*****]OFFICER UNIVERSO ONLINE LEGAL DEPARTMENT
Security Level: E-mail, Account Authentication (None)
Signature Provider Details:
Signature Type: DS Electronic
Electronic Record and Signature Disclosure:
Not offered via DocuSign
Tiago Cabral [*****]		Signature adoption: Pre-selected Style IP Address: [*****]Signed using cellphone
Security Level: E-mail, Account Authentication (None)
Signature Provider Details:
Signature Type: DS Electronic
Electronic Record and Signature Disclosure:
Accepted: 08/14/2020 10:54:21
ID: [*****]
Valdeni Rodrigues de Novaes		Signature adoption: Pre-selected Style IP Address: [*****]Signed using cellphone
[*****] Security Level: E-mail, Account Authentication (None)
Signature Provider Details:
-DocuSigned by:
Signature Type: DS Electronic
- DocuSigned by:

[*****]  Confidential information redacted

Sent: 11/10/2020 10:33:52
Viewed: 11/10/2020 10:48:44
Signed: 11/10/2020 10:51:38

Sent: 11/10/2020 10:33:53
Viewed: 11/10/2020 12:54:08
Signed: 11/10/2020 12:54:44

Sent: 11/10/2020 10:33:52
Viewed: 11/10/2020 10:36:03
Signed: 11/10/2020 10:36:09

Sent: 11/10/2020 10:33:53
Viewed: 11/10/2020 10:34:18
Signed: 11/10/2020 10:34:27

Sent: 11/10/2020 10:33:53
Resent 11/10/2020 12:18:56
Viewed: 11/10/2020 12:19:23
Signed: 11/10/2020 12:20:27

Signer Events	Signature	Timestamp
Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 12:19:23
ID: [*****]

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	11/10/2020 10:11:38
Certified delivery	Security checked	11/10/2020 12:19:23
Signing complete	Security checked	11/10/2020 12:20:27
Completed	Security checked	11/10/2020 12:54:44
Payment Events	Status	Timestamp
Electronic Record and Signature Disclosure

[*****]  Confidential information redacted

Electronic Record and Signature Disclosure created on: 02/07/2018 05:43:37
Parties agreed to: Aline Marins dos Santos, Artur Gaulke Schunck, Clayton Xavier Ribeiro, Paulo Fernando Gasparo, Paulo Luisada, Tiago Cabral, Valdeni Rodri
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Electronic Record and Signature Disclosure created on: 12/27/2017 06:27:37
Parties agreed to: Carlos Ficher
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
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To contact us by email send messages to: UOL - UNIVERSO ONLINE S/A

[*****]  Confidential information redacted

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** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

[*****]  Confidential information redacted

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